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32.1    Certification of the Chief Executive Officer and Chief Financial Officer
        of Aim Smart Corporation pursuant to Section 906 of the Sarbanes Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Aim Smart Corporation (the "Company") for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Aim Smart Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 30, 2008

                                                  /s/ Michael Anthony
                                                  ----------------------
                                                  Michael Anthony
                                                  Chief Executive Officer

                                                  /s/ Michael Anthony
                                                  ----------------------
                                                  Michael Anthony
                                                  Chief Financial Officer